SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 13, 2006


                              GRILL CONCEPTS, INC.
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               (Exact name of registrant as specified in Charter)


                 Delaware                  0-23226               13-3319172
     ------------------------------   -------------------    ------------------
    (State or other jurisdiction of  (Commission File No.)     (IRS Employer
     incorporation or organization)                         Identification No.)



                       11661 San Vicente Blvd., Suite 404
                         Los Angeles, California 90049
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               (Address of Principal Executive Offices)(Zip Code)



                                  310-820-5559
                            -----------------------
                           (Issuer Telephone number)



          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.     Entry into a Material Definitive Agreement.

On March 3, 2006, Grill Concepts, Inc.'s Compensation Committee approved, and on March 13, 2006 Grill Concepts entered into, an amended employment agreement with Philip Gay, Executive Vice President and Chief Financial Officer of the company. The amended employment agreement will be effective as of, and was entered in contemplation of, Mr. Gay's pending assumption of the positions of President and Chief Executive Officer of the company to be effective following the company's annual shareholders meeting on June 22, 2006. The term of the amended employment agreement will run through December 31 2009.

Under the terms of the employment agreement, effective June 22, 2006, Mr. Gay's compensation will consist of (1) a base annual salary of $275,000 during the first year, increasing to $300,000, $325,000 and $350,000 on each succeeding anniversary of the effective date; (2) performance-based bonuses in an amount up to 50% of his applicable salary based on metrics established annually by the Compensation Committee; (3) a stock option to purchase 50,000 shares of common stock at $3.19 per share over a period of ten years and vesting 1/3 on each of June 22, 2007, June 22, 2008 and June 22, 2009; (4) use of a company automobile plus payment of repair, maintenance and insurance costs with respect to such automobile in an amount not to exceed $10,000 annually; (5) a term life insurance policy in the amount of $1,000,000; (6) participation in all group life, health, accident, disability, liability or hospitalization insurance plans, pension plans, severance plans or retirement plans available to the highest level executives of the company; (7) five weeks of paid vacation; and
(8) participation in any and all other benefit plans adopted from time to time by the company for the benefit of its employees.

Item 9.01.     Financial Statements and Exhibits.

          (c)  Exhibits

               10.1 Employment  Agreement,  effective  March  3,  2006,  between
                    Philip  Gay  and  Grill  Concepts,  Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GRILL CONCEPTS, INC.

Dated:  March 13, 2006
                           By:     /s/ Philip Gay
                                   Philip Gay
                                   Executive Vice President and
                                   Chief Financial Officer

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